SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) - March 27, 1998
                                                            ---------------


                             AMERICAN ELECTROMEDICS CORP.
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                (Exact name of registrant as specified in its charter)


                  Delaware                0-9922             04-2608713
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          (State or other jurisdiction  (Commission        (IRS Employer
               of Incorporation)         File Number)   Identification No.)


          13 Columbia Drive, Suite 18, Amherst, New Hampshire      03031
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                (Address of principal executive offices)         (zip code)


          Registrant's telephone number, including area code (603) 880-6300
                                                            ---------------

                                         N/A
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            (Former Name or Former Address, if changed since last report)

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                    As of March 27, 1998, American Electromedics Corp. ("Registrant") and ESI Acquisition Corporation ("ESI"), a California corporation and wholly-owned subsidiary of the Registrant, entered into an Agreement and Plan of Merger with Equidyne Systems, Inc. ("Equidyne"), a California corporation with offices located in San Diego, California, whereby, ESI will merge with and into Equidyne and Equidyne will become a wholly-owned subsidiary of the Registrant (the "Merger"). Upon the Merger, Equidyne shareholders will receive an aggregate of 600,000 shares of Common Stock of the Registrant, subject to adjustment. Equidyne is a development company which holds patents and has obtained FDA market clearance for a needle-free drug injection product which the Registrant intends to incorporate into its line of medical products. It is anticipated that the Merger will take place during the first week of May 1998, subject to obtaining necessary approvals and customary closing conditions.


          Item 7.   Financial Statements, Pro Forma Financial Information
                    -----------------------------------------------------
                    and Exhibits
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               (c)   2.  Agreement and Plan of Merger among American
                         Electromedics Corp., ESI Acquisition Corporation and Equidyne Systems, Inc. (without Exhibits or Schedules thereto).

                    99.  Press Release dated April 1, 1998.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             American Electromedics Corp.
                                             ----------------------------
                                                  (Registrant)


                                             By:  /s/ Michael T. Pieniazek
                                                --------------------------
                                                     Michael T. Pieniazek
                                                          President

          April 17, 1998

                                    Exhibit Index


          Exhibit 2. Agreement and Plan of Merger among American Electromedics Corp., ESI Acquisition Corporation and Equidyne Systems, Inc. (without Exhibits or Schedules thereto).


          Exhibit 99.    Press Release dated April 1, 1998.